                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


          Date of report (Date of earliest event reported) June 6, 2002
                                                           ------------

                              Stockwalk Group, Inc.
                              ---------------------
             (Exact Name of Registrant as Specified in Its Charter)

        Minnesota                      0-22247                   41-1756256
        ---------                      -------                   ----------
(State or Other Jurisdiction     (Commission File Number)       (IRS Employer
     of Incorporation)                                       Identification No.)

5500 Wayzata Boulevard, Suite 800, Minneapolis, Minnesota          55416
---------------------------------------------------------          -----
       (Address of Principal Executive Offices)                  (Zip Code)

                                  763.542.6000
                                  ------------
              (Registrant's Telephone Number, Including Area Code)


               ---------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)








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ITEM 5. OTHER ITEMS

The Company filed a voluntary petition for reorganization under Chapter 11 of the US Bankruptcy Code on February 11, 2002. In accordance with the reporting requirements we submitted a April 2002 Monthly Operating Report for Stockwalk Group, Inc. The report is included as an exhibit.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   STOCKWALK GROUP, INC.


Dated:  June 6, 2002

                                   By: /s/ Jeffrey L. Houdek
                                       --------------------------------
                                       Name:  Jeffrey L. Houdek
                                       Chief Financial Officer



                                  EXHIBIT INDEX

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
99.1     April Monthly Operating Report

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